LICENSING AND ROYALTY AGREEMENT

		  This Agreement is made and entered into this 26th day of June, 1997 by and between XEROGRAPHIC LASER IMAGES CORPORATION, a Delaware corporation, ("XLI") with its principal place of business at 101 Billerica Avenue, 5 Billerica Park, North Billerica, Massachusetts 01862 and PCPI Technologies Inc., a Delaware corporation, ("PCPI") with its principal place of business at 11031 Via Frontera, San Diego, CA 92127.

1.0  Definitions
	  -----------
	  1.1 "XLI Technology" means the current XLI laser printing technology
			specified in Exhibit A1(Features) attached hereto.
	  1.2 "PCPI Products " means PCPI ASICs or chip set product offerings which
			incorporate XLI Technology that are part of a controller or raster
			image processor for scan, print, fax, copy or related imaging
			applications.
	  1.3 "OEM"  means Original Equipment Manufacturer.
	  1.4 "VHDL" ( Virtual Hardware Description Language) means the design
			description language that defines XLI Technology and that will be
			used to transfer XLI Technology from XLI to PCPI.
	  1.5 "Superchip ASIC" means XLI's stand-alone integrated circuit that
			incorporates essentially only the XLI Technology specified in
			Exhibit A1(Features).

2.0  License and Royalty Fee
	  -----------------------
	  2.1 PCPI will pay XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX to XLI in
			consideration for a XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
			XXX of PCPI Products (which ever occurs first) non-exclusive license
			for XLI Technology to be incorporated into PCPI Products.  At the end
			of the term, PCPI may continue to use the XLI Technology only in
			products designed prior to the termination date of this contract and
			shall not design or build any new products which incorporate the XLI
			technology.  This contract may be renewed under terms agreed to by
			both XLI and PCPI.   The XLI Technology will be provided by XLI to
			PCPI using the VHDL format, or such other format as may be reasonably
			required, schematics and other information necessary for PCPI to
			design, manufacturer and market ASICs for its PCPI Products.  The
			technology licensed in this Agreement is for existing XLI Technology
			as defined by the features in Exhibit A1 and the VHDL delivered to
			PCPI in the second quarter of 1997.  PCPI shall not design, fabricate
			or market PCPI Products predominantly based on XLI Technology.  XLI
			Technology does not include rights for any new features, upgrades,
			improvements, or modifications, that XLI may develop in the future
			other than the bug-fix maintenance and support provided in Section
			3.3.  XLI will offer PCPI new technology developed by XLI, on terms
			determined only by XLI, for a period of two (2) years from the
			signing of this contract.
	  2.2 PCPI shall identify XLI as the source of its image enhancement
			technology in its sales and product literature on all PCPI Products
			containing XLI Technology or Superchip ASIC. This provision may be
			canceled by written notice from either party to this contract.
	  2.3 Royalties
	  2.4.1 PCPI will pay to XLI royalties based upon PCPI Product units
			shipped to PCPI OEM customers with adjustments made for any returned
			units, in which one or more of the XLI Technology features setforth
			in Exhibit A1 has been enabled, per the following schedule:



		------------------------------------------------------------------------
		|                   |                         | Monochrome Engine XXXX |
		| Cumulative Volume | Monochrome Engine Speed | XXXXXXXXXXXXXXXXXXXXXX |
		|                   |       XXXXXXXXXXX       |         Engines        |
		-----------------------------------------------------------------------|
		| 1 to 50,000       |         XXXXX           |          XXXXX         |
		|-------------------|-------------------------|------------------------|
		| 50,000 to 100,000 |         XXXXX           |          XXXXX         |
		|-------------------|-------------------------|------------------------|
		| >100,000          |         XXXXX           |          XXXXX         |
		------------------------------------------------------------------------



			Royalties shall accrue at the time PCPI Products are shipped to PCPI's
			OEM customers.  It is specifically understood that not all controller
			boards or PCPI ASIC products shipped will make use of the XLI
			Technology features set forth in Exhibit A1 and PCPI shall not pay
			royalties to XLI for PCPI Product units in which no part of the XLI
			Technology is enabled.  In accordance with Section 7 hereof, PCPI will
			pay royalties on all PCPI Product units shipped in which one or more
			of the XLI Technology features is enabled at time of shipment to the
			OEM customer as well as on all PCPI Product units configured such
			that the XLI Technology features are not permanently disabled and
			can be enabled as an upgrade in the field at a later date.


3.0  Obligations of XLI
	  ------------------
	  3.1 XLI shall provide the XLI Technology to PCPI for the PCPI Products
			in accordance with the schedule included on attached Exhibit A2.
			Said XLI Technology shall incorporate the functional design modules
			set forth in Exhibit A1.
	  3.2 In partial consideration for the XXXXXXXXXXXXXXXXXXXXXXXXXXX  XLI
			shall provide two man-weeks of XLI consulting time during the first
			year of the Agreement for transfer/integration of the VHDL and for
			the training of a PCPI employee(s) in engine calibration.  Any direct
			expenses incurred for equipment and materials, or travel expenses
			will be paid for by PCPI.  Additional XLI consulting and engineering
			development time requested by PCPI will be quoted at XLI's then
			standard rates (currently $800 per day) plus materials and other
			direct expenses.
	  3.3 XLI shall, during the first year of this Agreement, provide to PCPI
			necessary bug-fix maintenance and support for the XLI Technology
			licensed hereunder.  Maintenance and support shall include, but shall
			not be limited to, phone, fax and e-mail support, all error and bug
			corrections, technical information and documentation reasonably
			necessary for PCPI to integrate the XLI Technology into the PCPI
			Products.  This maintenance and support obligation does not entitle
			PCPI to any new technology outside the XLI Technology defined in this
			Agreement.
	  3.4 XLI shall, at PCPI's option, provide engine calibration services for
			PCPI's customers at the cost of XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
			for monochrome engines and XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX for
			color engines.

4.0  Grant of License Rights
	  -----------------------
	  4.1 XLI grants to PCPI a non-exclusive, worldwide license to use, copy,
			reconfigure , reproduce, and translate the XLI Technology for the
			purpose of embedding, integrating and incorporating the XLI
			Technology into PCPI Products for distribution and sale to PCPI OEM
			customers for use in such OEM's electronic goods.  PCPI OEM customers
			or PCPI licensed customers shall not be required to pay XLI any
			future license fees for the license granted to PCPI herein.
	  4.2 PCPI shall not sub-license or otherwise transfer, convey or assign
			any of the rights to use the XLI Technology granted hereunder except
			as part of PCPI Products as permitted herein, provided however, that
			PCPI shall have the right to have a third party manufacture PCPI
			Products that incorporates XLI Technology.  PCPI shall have no
			rights to incorporate the XLI Technology into a stand-alone
			integrated circuits essentially containing only XLI Technology and
			competing with XLI Superchip ASICs or other XLI products containing
			XLI Technology.
	  4.3 This Agreement does not grant to XLI by implication, estoppel, or
			otherwise, a license to any patents, know-how, or any other
			intellectual property now or hereafter owned or developed by PCPI.

5.0  Discoveries and Inventions
	  --------------------------
	  5.1 PCPI shall have no rights to the intellectual property of XLI or to
			any improvements, modifications or changes made thereto during the
			design process, by either party.  All discoveries, developments,
			improvements, modifications, and inventions made or conceived in
			the performance of the design and development of the XLI Technology
			pursuant to this Agreement, shall be the sole and exclusive
			property of XLI.

6.0  Other Products
	  --------------
	  6.1 XLI's Superchip ASIC shall be available to PCPI  to be offered to
			OEMs as part of a PCPI controller proprietary chip set solution.
			Pricing of Superchip ASIC (FOB, North Billerica MA) provided by
			XLI to PCPI shall be as follows:

 ------------------------------------------------------------------------------
 |                | Monochrome Engine | Monochrome Engine | Monochrome Engine |
 |  Annual Volume |       Speed       |       Speed       | XXXXXXXXXXXXXXXXX |
 |                |    XXXXXXXXXXX    |    XXXXXXXXXXXX   |& All Color Engines|
 |----------------|-------------------|-------------------|-------------------|
 |1,000 to 50,000 |       XXXXX       |       XXXXX       |        XXXXX      |
 |----------------|-------------------|-------------------|-------------------|


7.0  Payment Terms
	  -------------
	  7.1 PCPI will pay XLI a fee of XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
			for an initial license which amount shall be due as follows: XXXXXX
			XXXXXXXXXXXXXXXXXXXXXXXXXXXX upon the signing of this Agreement and
			XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX upon delivery of the VHDL code.
	  7.2 Royalties as provided in Section 2.3 will be paid quarterly within
			30 days of the end of each quarter.  During the term of the Agreement
			XLI or XLI's agent, upon thirty (30) days written notice shall have
			the right to inspect and audit any and all records relating to
			licenses and sales of PCPI Products for the sole purpose of verifying
			PCPI's compliance with the terms and conditions of this Agreement,
			provided that XLI shall make no more than one (1) such audit per
			calendar year.   Any such audit shall be conducted at PCPI's place
			of business during regular business hours or other mutually agreed
			upon time and location.  XLI shall bear the cost of such audit
			unless it is determined that PCPI has underpaid the royalty amount
			due to XLI by One Thousand Dollars ($1,000), in which case PCPI
			shall bear the costs of such audit.  XLI or XLI's agent shall sign
			a nondisclosure agreement obligating the auditor not to disclose
			PCPI proprietary information obtained during such audit which does
			not pertain to the XLI Technology.  Royalty payments not made timely
			shall be subject to a late payment fee of one percent per month.
	  7.3 The purchase price of Superchip ASICs, provided by XLI, will be due
			and payable to the terms stated in purchase orders issued by PCPI
			and accepted by XLI.
	  7.4 The payments to XLI hereunder shall be effected in U.S. dollars and
			shall be transmitted by telegraphic transfer remittance to the
			following bank account or to such other bank account as XLI may
			notify PCPI in writing:

						  BAYBANK , 7 N. E. Executive Park, BURLINGTON, MA.
						  ABA Routing No. 0110-0174-2
						  Account No. 259-39719

8.0  Confidentiality
	  ---------------
	  8.1 XLI and PCPI agree that any proprietary  information, technical
			data, trade secrets or know how, which is furnished to the other
			in written or tangible form by either party under or in connection
			with this Agreement and marked as "Proprietary Information" or
			"Confidential", will be maintained by the receiving party in
			confidence during the term of this Agreement and for a period of
			five (5) years thereafter and will not be used by the receiving
			party except to fulfill the purposes of this Agreement.  Oral
			disclosure will be covered by this Agreement only if such
			disclosures are reduced to writing within 10 business days of
			disclosure and marked as provided above.  Neither party shall be
			under any obligation to maintain in confidence any portion of the
			Proprietary Information received  which is: (i) already in the
			possession of the receiving party or its subsidiaries from other
			sources; (ii) independently developed by the receiving party or its
			subsidiaries;  (iii) publicly disclosed by the disclosing party;
			(iv)  received by the receiving party or its subsidiaries from a
			third party with the right to disclose; or (v) approved for release
			by written agreement with the disclosing party, or (vi) required
			to be disclosed by law.

9.0  Indemnification
	  ---------------
	  9.1 The indemnification provisions of this Section 9.1shall survive
			termination of this Agreement for any reason.
	  (a) XLI warrants that it has sufficient right, title and interest in
			and to the XLI Technology to enter into and to perform its
			obligations under this Agreement free from rights of third parties.
			Subject to the limitations of this Section 9.1, XLI agrees to
			indemnify PCPI against infringement or violation of copyright,
			patent, trade secret, or other form of intellectual property rights
			as described below.
	  (b) XLI shall, at its expense, defend PCPI and hold PCPI harmless from
			and against any suit, claim or proceeding brought against PCPI
			alleging that any use of the XLI Technology (in whole or in part),
			as delivered by XLI, infringes any patent, copyright, trade secret,
			or other form of intellectual property rights of any third party to
			the extent such patent, copyright, trade secret or other form of
			intellectual property rights relates to the XLI Technology provided
			by XLI.  Such indemnification shall include any and all damages
			arising out of any such claim, including any court costs, attorneys
			fees, and reasonably related litigation expenses, provided that PCPI
			(i) promptly notifies XLI in writing of any such suit, claim, or
			proceeding and tenders the defense thereof to XLI; (ii) allows XLI
			to direct the defense of and/or handle such suit, claim or
			proceeding at XLI's expense; (iii) gives XLI all information and
			assistance reasonably necessary to defend the same at XLI's sole
			expense, and (iv) does not enter into any settlement of the suit,
			claim or proceeding without XLI's prior written consent (which shall
			not be unreasonably withheld).  Following notice of any such suit,
			claim, or proceeding described in this section, XLI shall have the
			option to procure for PCPI at XLI's expense the right or license to
			use the XLI Technology as furnished hereunder, or to replace or
			modify the XLI Technology to render same non-infringing.
	  (c) Except in the case of liability resulting from willful infringement
			of another's rights by PCPI, the maximum aggregate amount or amounts
			PCPI shall be obligated to pay to indemnify all indemnified parties
			under this Agreement or otherwise shall in no event exceed an amount
			equal to the aggregate amount of payments made by PCPI to XLI
			pursuant to this Agreement.
	  9.2 Notwithstanding the provisions of 9.1 above, XLI shall not be liable
			to PCPI in the event that the alleged infringement by the XLI
			Technology is due to modifications made to the XLI Technology by
			PCPI and not approved by XLI.

10.0  XLI Warranties
		--------------
	  10.1 XLI warrants that: (1) it has the legally enforceable right to
			 grant PCPI the license set forth in this Agreement;  (2) to its
			 knowledge the XLI Technology does not  incorporate or infringe
			 upon any intellectual property not owned or licensed by XLI;
			 (3) XLI has not been notified by a third party that the XLI
			 Technology might infringe any intellectual property rights or
			 other proprietary rights of a third party;  (4) the XLI Technology
			 shall conform in all material respects to the specifications
			 contained in Exhibit A of this Agreement.

11.0  Limitation of Remedies
		----------------------
		11.1 THE FOREGOING WARRANTIES STATED WITHIN THIS PARAGRAPH HEREUNDER
			  ARE IN LIEU OF ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE
			  IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR
			  USE OR PURPOSE, WHETHER OR NOT MADE KNOWN TO EACH PARTY, WHETHER
			  IN TORT, CONTRACT STRICT LIABILITY, OR OTHERWISE, EXCEPT TO THE
			  EXTENT OF THE INDEMNIFICATION PROVISIONS CONTAINED IN SECTION 9.1
			  OF THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO
			  EACH PARTY, OR ANY SUBLICENSEE OR ANY OTHER PERSON, FIRM OR
			  CORPORATION, OR OTHER ENTITY FOR ANY OTHER DAMAGES, INCLUDING,
			  BUT NOT LIMITED TO, INCIDENTAL OR CONSEQUENTIAL DAMAGES, ARISING
			  OUT OF THIS AGREEMENT OR IN CONNECTION WITH THE USE OF THE XLI
			  TECHNOLOGY OR ANY PART THEREOF, OR ANY DAMAGES WHATSOEVER
			  RESULTING FROM LOSS OF USE, LOSS OF PROFITS, LOSS OF GOODWILL OR
			  REPUTATION, LOSS OF DATA, OR OTHERWISE ARISING IN ANY MANNER OUT
			  OF THIS AGREEMENT OR THE USE OR PERFORMANCE OF THE XLI TECHNOLOGY,
			  OR ANY PART THEREOF, WHETHER IN A CONTRACT, TORT OR OTHER FORM OF
			  ACTION.  THE WARRANTIES GIVEN ABOVE CONSTITUTE THE ONLY WARRANTIES
			  MADE BY EACH PARTY WITH RESPECT TO THIS AGREEMENT.  SUCH WARRANTIES
			  ARE IN LIEU OF, AND EACH PARTY HEREBY WAIVES, ALL OTHER WARRANTIES
			  OR GUARANTEES OF EACH PARTY WHETHER EXPRESS OR IMPLIED.
		11.2 IN NO EVENT WILL XLI BE LIABLE TO PCPI FOR DAMAGES EXCEEDING THE
			  AMOUNT PAID TO XLI BY PCPI UNDER THE TERMS OF THIS AGREEMENT, AND
			  PCPI SHALL NOT BE LIABLE FOR MORE THAN THE XXXXXXXXX LICENSE FEE
			  WHEN AND AS PAID TO XLI.

12.0  Termination
		-----------
		12.1 This Agreement may be terminated by either party in the event the
			  other party breaches a material item  of this Agreement and fails
			  to cure such breach to the reasonable satisfaction of the
			  complaining party within thirty (30) days after written notice
			  thereof from the non-breaching party, or if such breach cannot
			  reasonably be cured within said thirty (30) days, the breaching
			  party fails to commence to cure such breach within thirty (30)
			  days after written notice and fails to complete such cure within
			  ninety (90) days of the date of such notice.
		12.2 The license granted to PCPI by this Agreement shall survive the
			  bankruptcy or insolvency or direct or indirect taking over or
			  assumption of control of XLI or PCPI, and PCPI shall continue to
			  have the right to use the XLI Technology as permitted in this
			  Agreement and subject to the terms of this Agreement.  However,
			  in the event of bankruptcy or insolvency of either party, the
			  parties shall have the right to mutually agree to terminate this
			  Agreement by written agreement.
		12.3 If termination is due to a PCPI material breach of its obligations
			  under this Agreement, the rights granted to PCPI herein shall be
			  terminated and PCPI shall have no further right to continue to use
			  the XLI Technology.  If this Agreement is terminated due to XLI's
			  breach of its obligations hereunder, the rights granted to PCPI
			  shall survive termination and PCPI shall continue to have the
			  right to use the XLI Technology as permitted by this Agreement and
			  subject to the royalty payments.  Notwithstanding the foregoing,
			  termination of this Agreement for any reason shall not affect the
			  right of existing PCPI OEM's and such existing OEM's end users to
			  continue to use and have access to the PCPI ASIC(s) or chip set
			  products containing the Superchip ASIC, provided such OEM's were
			  granted access to the XLI Technology as permitted by this
			  Agreement.

13.0  Notices
		-------
		13.1 Written notices hereunder shall be made to the respective CEO's of
			  PCPI and XLI, and are deemed to be given when received if telexed
			  or faxed and within five days of mailing if mailed by air courier,
			  postage prepaid, return receipt, to the address of the other party
			  as set forth herein, or such other address as shall be furnished
			  in writing, by either party.

14.0  Non-assignability
		-----------------
		14.1 This Agreement is not assignable by either party without the prior
			  written consent of the other party.  Any attempt to assign this
			  Agreement without the prior written consent of the other party
			  shall be void.

15.0  No Joint Venture
		----------------
		15.1 This Agreement creates no agency, partnership, employment, joint
			  relationship or joint venture between the parties or mutual
			  responsibility on behalf of one party for the debts or liabilities
			  of the other.  The parties agree that each is acting as an
			  independent contractor and that any employees of PCPI are in no
			  way employees of XLI.  Neither party shall have the power or
			  authority to bind or obligate the other except as expressly set
			  forth in this Agreement.

16.0  Other Agreements
		----------------
		16.1 This Agreement contains the entire understanding of the parties
			  with respect to the subject matter hereof and supersedes all
			  prior agreements relating thereto, written or oral, between the
			  parties.  Amendments to this Agreement must be in writing and
			  signed by the duly authorized officers of the parties.

17.0  Force Majeure
		-------------
		17.1 Neither party shall be liable for delay in performance or failure
			  to perform in whole or in part the terms of this Agreement due to
			  strike, labor dispute, act of war, riot or civil commotion, act of
			  public enemy, fire, flood or other cause beyond the control of
			  such party.

18.0  Arbitration
		-----------
		18.1 All disputes that may arise in connection with this Agreement that
			  cannot be settled by the parties themselves shall be submitted to
			  a panel of three arbitrators in Delaware proceeding under the
			  rules and regulations of the American Arbitration Association.
			  The panel shall be required to provide a written decision with
			  full explanation of its findings.  All costs of arbitration shall
			  be divided equally between the parties, and the parties agree to
			  be bound by the decision of such panel.

19.0  Governing Law
		-------------
		19.1 The construction, validity and the performance of this Agreement
			  shall be governed by the laws of the Commonwealth of Massachusetts.

20.0  Disclosure
		----------
		20.1 Both parties to this Agreement will not disclose the existence of
			  this Agreement unless disclosure is required by law.  XLI or PCPI
			  will not use the logo of the other party in advertising or
			  marketing materials or disclose the existence of this Agreement or
			  the terms of this Agreement to a third party without the written
			  consent of the other party to this contract.


IN WITNESS WHEREOF the duly authorized representatives of the parties have executed this Agreement as of the Effective Date.


PCPI Technologies, Inc.                  Xerographic Laser Images Corporation

By:     /s/Edward W. Savarese            By:     /s/Anthony D. D'Amelio
		  --------------------------               ---------------------------

Title:  President & CEO                  Title:  President & CEO
		  --------------------------               ---------------------------













						  EXHIBIT A:  Licensed Features & Schedule

A1:  Licensed Features
----------------------
	  Current Superchip VHDL Core Modules for printer, copier, fax, and multi-function applications in color and monochrome laser print engines with the following feature sets:
			  200x100, 200, 300, and 600 DPI Edge Enhancement
			  XXXXXXXXXXXXXXXXXXXXX
			  Multi-bit gray scale data @ 300 or 600 DPI
			  1 bit Photo Enhancement
			  Toner Saver Mode
			  Digital Modulator for sub-pixel modulation
			  Maximum Video Rate:  XXXXXXXXXXXXXXXXXX
			  Minimum Video Rate:  XXXXXXXXXXXXXXXXXX

A2:  Schedule
-------------
	  Delivery of the XLI VHDL design database to PCPI for the above
	  Superchip features                                      XXXXXXXXXX